Exhibit 99.1

Horsehead Starts Zinc Production at Mooresboro, NC Facility

PITTSBURGH--(BUSINESS WIRE)--May 21, 2014--Horsehead Holding Corp. (Nasdaq: ZINC) announced today that production of zinc metal has begun at its new zinc facility in Mooresboro, NC. The cell house has been loaded with electrolyte, the rectifiers have been switched on and plating of zinc metal is underway. We expect to harvest the initial cathode later this week and begin melting and casting final product for shipment shortly thereafter.

“We are excited to have reached this critical milestone. We look forward to beginning to support our customers’ needs from this new facility,” said Jim Hensler, Chairman, President & CEO.

The facility, which started construction in September 2011, is expected to have initial capacity to produce 155,000 tons of zinc per year. Ramp up to the initial capacity is expected to take up to six months. Construction of the co-product recovery circuit at the plant is expected to be completed mid-year and its ramp up is expected to occur over a twelve month period.

About Horsehead

Horsehead Holding Corp. (“Horsehead”) (Nasdaq: ZINC) is the parent company of Horsehead Corporation, a leading U.S. producer of specialty zinc and zinc-based products and a leading recycler of electric arc furnace dust; The International Metals Reclamation Company (“INMETCO”), a leading recycler of metals-bearing wastes and a leading processor of nickel-cadmium (NiCd) batteries in North America; and Zochem Inc., a zinc oxide producer located in Brampton, Ontario. Horsehead, headquartered in Pittsburgh, Pa., employs approximately 700 people and has seven facilities throughout the U.S. and Canada. Visit www.horsehead.net for more information.

Cautionary Statement about Forward-Looking Statements

This press release contains forward-looking statements, including statements about business outlook, future operating levels, proposed and potential initiatives and strategy, financial and performance targets and statements about historical results that may suggest trends for our business. These statements are based on assumptions, estimates and information available to us at the time of this press release and are not guarantees of future performance. There may be several factors that may cause our actual results to differ materially from the forward-looking statements, including, among others, the impact of future market conditions or unexpected production disruptions, including labor disruptions associated with the wind down of our Monaca facility on our results of operations, our future operating costs and production levels and our expansion plans and initiatives, delays in the achievement of full commercial operations at our Mooresboro facility, our ability to successfully implement and maintain past and future price increases, our ability to achieve the benefits we expect to achieve from the Mooresboro facility once fully operational, the ultimate cost to construct and start up the new plant and our ability to pay these costs and maintain adequate liquidity, our ability to obtain environmental and regulatory permits and approvals, and the success and timing of our expansion plans and initiatives and their impact on our future capabilities, capacity and production costs and our financial results. Our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. We can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them does, what impact they will have on our results of operations and financial condition. You should carefully read the factors described in the “Risk Factors” section of our filings with the Securities and Exchange Commission for a description of certain risks that could, among other things, cause our actual results to differ from these forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this earnings release to reflect events or circumstances after the date hereof.

CONTACT:
Horsehead Corporation
Ali Alavi, Vice President, 724-773-2212